American Century Quantitative Equity Funds, Inc. Prospectus Supplement Strategic Inflation Opportunities Fund
Supplement dated August 1, 2013 ¡ Prospectus dated November 1, 2012

The following replaces the Annual Fund Operating Expenses portion of the Fees and Expenses section.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.08%	0.88%	1.08%	1.08%	1.08%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.19%	0.99%	1.44%	2.19%	1.69%
Fee Waiver1	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses After Waiver	0.99%	0.79%	1.24%	1.99%	1.49%

1
The advisor has agreed to waive 0.20 percentage points of the fund’s management fee. The advisor expects this waiver to continue until October 31, 2014, and cannot terminate it prior to such date without the approval of the Board of Directors.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$101	$354	$631	$1,421
Institutional Class	$81	$291	$523	$1,190
A Class	$694	$982	$1,295	$2,179
C Class	$202	$662	$1,152	$2,500
R Class	$152	$509	$895	$1,975

The following is added as the first paragraph after the Management Fee table in the Management section.

Effective August 1, 2013 the advisor waived 0.20 percentage points of the fund’s unified management fee. The advisor expects this waiver to continue until October 31, 2014, and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Minimum Initial Investment Amounts (Institutional Class) section.

Minimum Initial Investment Amounts (Institutional Class)
The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information. In addition, there is no minimum initial investment amount for employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and where plan level or omnibus accounts are held on the books of the fund. Financial intermediaries or plan recordkeepers may require plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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